U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 17, 2006

Innovative Designs, Inc.

(Exact Name of registrant as specified in its Charter)

Delaware

(State of Incorporation)

333-103746

Commission File No.

03-0465528

(IRS Employer Identification No.)

223 North Main Street, Suite 1, Pittsburgh, Pennsylvania 15215

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number (412) 799-0350

All correspondence to:

Christopher H. Williams, Esquire

Leech Tishman Fuscaldo & Lampl, LLC

Citizens Bank Building, 30th Floor

525 William Penn Place

Pittsburgh, Pennsylvania 15219

(412) 261-1600 Telephone

(412) 227-5551 Facsimile

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events

The following attachment, Exhibit 99.1, drafted by the Counsel of Record for Innovative Designs, Inc. (the “Company”), updates and discloses the status of material litigation pending in the United States Court for the Western District of Pennsylvania Case No. 2:04-cv-000593, RMF Global, Inc. and Innovative Designs, Inc. v. Elio Cattan and Eliotex s.r.l. Upon being apprised by management of the status of this litigation and in order to protect the interests of the Company, its shareholders and all other entities and individuals with which it conducts business, this Form 8-K is being filed to provide information about the progress of the litigation.

This report contains forward-looking statements, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control. Certain statements in this Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are not historical facts but rather reflect the Company's current expectations concerning future results and events. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect counsel of record and management’s view only as of the date of this Form 8-K.

All information set forth herein is current as of the date of this Current Report on Form 8-K. The Company undertakes no duty to update any statement in light of new information or future events. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Contingencies and Uncertainties” section of the Company’s SEC filings, including, but not limited to, its Form 10-Q for the quarter ended July 31, 2006.

Item 9.01. Financial Statements and Exhibits.

        (c)     Exhibits.

1.1

Litigation Update dated November 16, 2006.

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Dated:

November 17, 2006

Innovative Designs, Inc.

/s/Joseph Ricelli

By:  Joseph Riccelli

Title:  Chief Executive Officer

EXHIBIT 99.1

Robert O Lampl, Attorney at Law

960 Penn Avenue – Suite 1200 – Pittsburgh, PA 15222 – Phone 412/392-0330 – Fax 412/392-0335

Robert O Lampl

John P. Lacher

November 16, 2006

David W. Lampl

Leech Tishman Fuscaldo & Lampl, LLC

Citizens Bank Building

525 William Penn Place

30th Floor

Pittsburgh, PA 15219

Via facsimile 412-227-5551

Re:

Innovative Designs, Inc.

Dear Mr. Lampl:

I represent Innovative Designs, Inc.  This letter is to inform you of an adverse event affecting Innovative Designs which I understand requires disclosure under applicable SEC provisions.

On March 15, 2006, the Honorable M. Bruce McCullough granted the Petition for Relief filed by Petitioning Creditors with the United States Bankruptcy Court for the Western District of Pennsylvania.  The Order was entered without permitting the taking of testimony or the adduction of evidence through discovery.   While I believe the Judge’s Order to be in error, given the nature of the proceeding I immediately moved to convert the Case to one under Chapter 11, which Motion was granted.  I also informed the Court of my intention to appeal his Order.

Innovative Designs, Inc. intends to continue its normal business operations during the pendency of the bankruptcy proceedings.

Very truly yours,

/s/ Robert O Lampl

Robert O Lampl

c:

Innovative Designs, Inc.